         NUMBER                                                   SHARES



INCORPORATED UNDER THE LAWS                                   SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                   CERTAIN DEFINITIONS


                             [SERVICESOFT(R) LOGO]


                               SERVICESOFT, INC.
                                                               CUSIP 817636 10 3


This Certifies that



is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                        OF THE PAR VALUE OF $.01 EACH OF

                               SERVICESOFT, INC.


transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.


This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


Witness the signatures of the duly authorized officers.



Dated
                               Servicesoft, Inc.
                                   Corporate
                                      SEAL
                                      1987
/s/ Daniel J. Kossmann              Delaware           /s/ Christopher M. Butler
 CHIEF FINANCIAL OFFICER                                  PRESIDENT AND CHIEF
     AND TREASURER                                         EXECUTIVE OFFICER



Countersigned and Registered
  EquiServe Trust Company N.A.


               Transfer Agent
               and Registrar

               /s/ [SIGNATURE ILLEGIBLE]
               Authorized Signature

                               SERVICESOFT, INC.

     The Corporation is authorized to issue more than one class of stock.
The powers, designations, preferences, and relative participating, optional, or other special rights, and the qualifications, limitations, or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation. The Corporation will furnish a copy of the Certificate of Incorporation to the holder of this certificate without charge upon request.

________________________________________________________________________________


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM- as tenants in common    UNIF GIFT MIN ACT-______Custodian________
                                                   (Cust)          (Minor)
TEN ENT- as tenants by the                         under Uniform Gifts to Minors
         entireties                                Act__________________________
                                                             (State)
JT TEN- as joint tenants with
        right of survivorship
        and not as tenants in
        common

    Additional abbreviations may also be used though not in the above list.


  For value received,____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
____________________________________

____________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________

_____________________________________________________________________Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.




Dated  ______________________________     X ____________________________________


                                          X ____________________________________

                                            NOTICE: THE SIGNATURE(S) TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME(S) AS WRITTEN UPON THE FACE OF
                                            THE CERTIFICATE, IN EVERY
                                            PARTICULAR, WITHOUT ALTERATION OR
                                            ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED: ________________________________________
                      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                      ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                      STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15